Effective August 1, 2011, the name of the fund will be changed to MFS® Equity Opportunities Fund.

Effective immediately, the following is added at the end of the sub-section entitled “Principal Investment Strategies” under the main heading “Summary of Key Information”:

On June 21, 2011, the Board of Trustees of the fund approved a modification to the fund's name and principal investment strategies.  Effective August 1, 2011, the fund will be named MFS Equity Opportunities Fund and its principal investment strategies will be as follows:

MFS normally invests at least 80% of the fund’s net assets in equity securities. Equity securities include common stocks, preferred stocks, securities convertible into stocks, and depositary receipts for those securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in companies of any size.

MFS may invest the fund’s assets in foreign securities.

MFS may invest a relatively large percentage of the fund’s assets in issuers in a single sector or small number of sectors.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments for the fund are selected based on fundamental and quantitative analysis of each investment. MFS uses fundamental analysis of issuers and their potential in light of their current financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS also uses quantitative models to systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality and other factors.

Effective immediately, the following is added at the end of the sub-section entitled “Principal Investment Strategies” under the main heading “Investment Objectives, Strategies, and Risks”:

On June 21, 2011, the Board of Trustees of the fund approved a modification to the fund's name and principal investment strategies.  Effective August 1, 2011, the fund will be named MFS Equity Opportunities Fund and its principal investment strategies will be as follows:

MFS normally invests at least 80% of the fund’s net assets in equity securities.

In selecting investments for the fund, MFS is not constrained to any particular investment style. MFS may invest the fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies.

MFS may invest the fund’s assets in companies of any size.

MFS may invest the fund’s assets in foreign securities.

MFS may invest a relatively large percentage of the fund’s assets in issuers in a single sector or small number of sectors.

MFS uses a bottom-up investment approach to buying and selling investments for the fund. Investments for the fund are selected based on fundamental and quantitative analysis of each investment. MFS uses fundamental analysis of issuers and their potential in light of their current financial condition and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS also uses quantitative models to systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality and other factors.